UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

                         July 1, 2012
Date of report (Date of earliest event reported)

            CTI INDUSTRIES CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

22160 N. Pepper Road, Lake Barrington, Illinois 60010
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:         (847) 382-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01           Changes in Registrant’s Certifying Accountant.

Effective July 1, 2012 (the “Closing Date”), Blackman Kallick, LLP (“Blackman Kallick”), the independent registered public accounting firm of CTI Industries Corporation. (the “Company”), consummated a merger with Plante & Moran, PLLC (“Plante & Moran”), with Plante & Moran being the surviving legal entity. As of the Closing Date, Plante & Moran succeeded Blackman Kallick as the Company’s independent registered public accounting firm as a matter of law, and the Company formally engaged Plante & Moran as its new independent registered public accounting firm. The foregoing changes were unanimously approved and ratified by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”).

Blackman Kallick’s reports on the Company’s financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2011 and 2010, and the subsequent interim period through July 1, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Blackman Kallick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Blackman Kallick would have caused Blackman Kallick to make reference thereto in its reports on the Company’s financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two fiscal years ended December 31, 2011 and 2010 and the subsequent interim period through July 1, 2012, neither the Company, nor anyone on its behalf, consulted Plante & Moran regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company, and no written report or oral advice was provided to the Company by Plante & Moran that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Blackman Kallick with a copy of this Form 8-K and requested that Blackman Kallick provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Blackman Kallick agrees with the above disclosures. A copy of Blackman Kallick’s letter, dated July 6, 2012, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01           Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

16.1	Letter to the Securities and Exchange Commission from Blackman Kallick, LLP dated July 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 6, 2012

CTI INDUSTRIES CORPORATION

By:	/s/ Stephen M. Merrrick
Stephen M. Merrrick Chief Financial Officer